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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 13, 1998

                             MCN ENERGY GROUP INC.
             (Exact name of registrant as specified in its charter)

        MICHIGAN                   1-10070                   38-2820658
     State of Incorporation    (Commission File           (I.R.S. Employer
                                     Number)             Identification No.)

       500 GRISWOLD STREET, DETROIT, MICHIGAN                    48226
      (Address of principal executive offices)                 (Zip Code)

              Registrant's telephone number, including area code:
                                 (313) 256-5500
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 ITEM 5. OTHER EVENTS

         MCN Energy Group Inc. ("MCN" or the "Registrant") is filing herewith the following in connection with the offering by MCN Financing II of 4,000,000
8 5/8% Trust Preferred Securities ("TRuPS") pursuant to the registration statement of the Registrant and MCN Financing II, among others, on Form S-3 (No. 333-47139) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                           EXHIBIT

5.1      Underwriting Agreement dated November 13, 1998 with respect to the
         TRuPS.

5.2 Amended and Restated Declaration of Trust of MCN Financing II, dated as of November 18, 1998.

5.3 Fourth Supplemental Indenture, dated as of November 18, 1998, between MCN and NBD Bank.

5.4 Preferred Securities Guarantee Agreement, dated as of November 18, 1998, between MCN and Wilmington Trust Company.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MCN Energy Group Inc.

                                      By /s/ Daniel L. Schiffer
                                         ---------------------
                                         Daniel L. Schiffer
                                         Senior Vice President, General Counsel
                                         and Secretary


Date: November 20, 1998
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                               EXHIBIT

5.1 Underwriting Agreement dated November 13, 1998 with respect to the TRuPS.

5.2 Amended and Restated Declaration of Trust of MCN Financing II, dated as of November 18, 1998.

5.3 Fourth Supplemental Indenture, dated as of November 18, 1998, between MCN and NBD Bank.

5.4 Preferred Securities Guarantee Agreement, dated as of November 18, 1998, between MCN and Wilmington Trust Company.